UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

 Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 14, 2015
Date of Report (Date of earliest event reported)

The Boeing Company
(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL	60606-1596
(Address of Principal Executive Offices)	(Zip Code)
(312) 544-2000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 14, 2015, the Board of Directors (the “Board”) of The Boeing Company (the “Company”) elected Randall L. Stephenson, Chairman and Chief Executive Officer of AT&T Inc., as a new director effective as of February 17, 2016 (the "Effective Date"). Mr. Stephenson will serve on the Audit Committee, Finance Committee and Special Programs Committee, and will be nominated for election at the Company's 2016 annual meeting of shareholders. Mr. Stephenson will participate in the Company’s nonemployee director compensation program, which is described on pages 14 to 15 of the Company’s proxy statement for its 2015 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 13, 2015. A copy of the Company’s press release announcing the election of Mr. Stephenson is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 14, 2015, the Board adopted amendments to Article I of the Company’s By-Laws (the “By-Laws”) to add a new Article I, Section 11.4 and make certain other technical and conforming revisions.  Article I, Section 11.4 of the By-Laws permits a shareholder, or a group of up to 20 shareholders, that has continuously owned for three years at least 3% of the Company’s outstanding shares of common stock to nominate and include in the Company’s annual meeting proxy materials directors constituting the greater of two individuals and 20% of the Board, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in the By-Laws.
The foregoing summary of the amendments to the By-Laws is subject to, and qualified in its entirety by, the By-Laws, as amended and restated on December 14, 2015, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.
In connection with Mr. Stephenson's election, the Board also adopted an amendment to Article II, Section 1 of the By-Laws to increase the number of directors from twelve to thirteen, effective as of the Effective Date.

Item 8.01. Other Events.
On December 14, 2015, the Company issued a press release announcing an increase in the quarterly dividend and the authorization of $14 billion for repurchases of the Company’s outstanding shares of common stock. A copy of the Company’s press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.2	By-Laws of The Boeing Company, as amended and restated effective December 14, 2015
99.1	Press Release issued by The Boeing Company dated December 15, 2015
99.2	Press Release issued by The Boeing Company dated December 14, 2015, furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By: /s/ Michael F. Lohr
 Michael F. Lohr
 Vice President, Assistant General Counsel and Corporate Secretary

Dated: December 15, 2015

INDEX TO EXHIBITS

Exhibit Number	Description
3.2	By-Laws of The Boeing Company, as amended and restated effective December 14, 2015
99.1	Press Release issued by The Boeing Company dated December 15, 2015
99.2	Press Release issued by The Boeing Company dated December 14, 2015, furnished herewith